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                         INSIGNIA FINANCIAL GROUP, INC.

                             401(K) RESTORATION PLAN

                                 Amendment No. 1


         Pursuant to Section 21, the Plan is hereby amended, effective June 1, 2000, by adding to the end of the last sentence in the second paragraph of
Section 4, the following new clause and additional sentence:


         provided that an Executive may terminate an election for the balance of the Plan Year for the purpose of suspending all future deferrals for such Plan Year. Following such a suspension, an Executive may not elect subsequent deferrals under this Plan for the balance of the Plan Year but shall be free to change any election under the Company's 401(k) plan pursuant to the terms of the 401(k).



         IN WITNESS WHEREOF, the Company has executed this plan amendment as of June 1, 2000.


         Dated                              INSIGNIA FINANCIAL GROUP, INC.
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                                            By  /s/ Adam B. Gilbert
                                              --------------------------------

                                            Title  Executive Vice-President
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